UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 14, 2009
NetApp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

495 East Java Drive, Sunnyvale,
California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 822-6000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to 1999 Stock Option Plan
          The Board of Directors of NetApp, Inc. (the “Company”) previously adopted, subject to stockholder approval, the following amendments to the Company’s 1999 Stock Option Plan (the “1999 Plan”):
          1. An amendment to the 1999 Plan to modify the number of shares of Company common stock that may be issued pursuant to awards granted pursuant to the 1999 Plan’s Stock Issuance and Performance Share and Performance Unit Programs; and
          2. An amendment to the Automatic Option Grant Program contained in the 1999 Plan which amendment permits the 1999 Plan’s Administrator to implement an election program so that a nonemployee director may elect to receive his or her automatic equity grants either in the form of all stock options or in a combination of stock options and restricted stock units.
          The Company’s stockholders approved each of the amendments described above at the Annual Meeting of Stockholders of the Company held on October 14, 2009 (“Annual Meeting”).
          The foregoing is qualified in its entirety by reference to the 1999 Plan, a copy of which was previously filed as Appendix A to the Company’s proxy statement dated August 20, 2009 and is incorporated herein by reference.
Amendment to Employee Stock Purchase Plan
          The Company’s Board of Directors previously adopted, subject to stockholder approval, an amendment to the Company’s Employee Stock Purchase Plan (the “Purchase Plan”) to increase the share reserve under the Purchase Plan by an additional 6,700,000 shares of Company common stock.
          The Company’s stockholders approved the amendment described above at the Annual Meeting.
          The foregoing is qualified in its entirety by reference to the Purchase Plan, a copy of which was previously filed as Appendix B to the Company’s proxy statement dated August 20, 2009 and is incorporated herein by reference.
Amendment to the Executive Compensation Plan
          The Company’s Board of Directors previously adopted, subject to stockholder approval, an amendment and restatement of our Executive Compensation Plan (“Compensation Plan”) to provide the Compensation Plan’s Administrator with discretion to determine the length of any performance period under the Compensation Plan, while still retaining the deductibility of the compensation pursuant to Section 162(m) of the Internal Revenue Code, and to limit the maximum award that any participant may receive pursuant to the Compensation Plan to $5,000,000 in any fiscal year.
          The Company’s stockholders approved the amendment described above at the Annual Meeting.
          The foregoing is qualified in its entirety by reference to the Compensation Plan, a copy of which was previously filed as Appendix C to the Company’s proxy statement dated August 20, 2009 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On August 17, 2009, the Board of Directors approved an amendment to the Company’s bylaws to decrease the number of authorized directors on the Board of Directors from ten (10) to nine (9) effective as of October 14, 2009, immediately prior to the Annual Meeting. A copy of the Certificate of Amendment to the Bylaws of NetApp, Inc. is attached hereto as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
     3.2 Certificate of Amendment to the Bylaws of NetApp, Inc., effective as of October 14, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetApp, Inc.
October 20, 2009	By:	/s/ Andrew Kryder
		Name:	Andrew Kryder
		Title:	Secretary, General Counsel, and Senior Vice President, Legal and Tax

Index to Exhibits

Exhibit	Description
3.2	Certificate of Amendment to the Bylaws of NetApp, Inc., effective as of October 14, 2009.